Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Nos. 333‑249784 and 811‑23615
IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY AND FUND NAME
JOHCM Funds Trust
JOHCM Emerging Markets Small Mid Cap Equity Fund
Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares
Supplement dated July 11, 2022 to the Prospectus and Statement of Additional Information
dated January 28, 2022 as revised from time to time
Effective September 12, 2022:
1. The name of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) will be changed to JOHCM Emerging Markets Discovery Fund.
Corresponding changes will be made throughout.
2. The Fund’s principal investment strategies will be revised to reflect changes in connection with the new name, including to revise the Fund’s 80% policy pursuant to Rule 35d‑1 under the Investment Company Act of 1940. The revised policy will state that the Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies located in emerging markets, including frontier markets.
The subsection entitled “Principal Investments and Strategies of Each Fund—JOHCM Emerging Markets Small Mid Cap Equity Fund” within “Additional Information About Principal Investment Strategies and Risks of the Funds” will be deleted and restated in its entirety as follows:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies located in emerging markets, including frontier markets. Equity securities include direct and indirect investments in common and preferred stocks, and include rights and warrants to subscribe to common stock or other equity securities. The Fund may also obtain exposure to equity securities indirectly through depositary receipts, exchange-traded funds (“ETFs”) and participatory notes. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), and other countries with similar emerging market characteristics. Frontier markets are generally smaller, less liquid, and less developed than emerging markets.

Utilizing a disciplined fundamental bottom‑up research approach (i.e., focusing on analyzing individual companies rather than beginning with a “top down” allocation, such as to particular countries, regions, markets or sectors), the Adviser aims to identify companies in emerging markets deemed to be inefficiently priced companies that demonstrate the following positive characteristics: (1) niche players without significant competition and which are operating at high margins; (2) fast growing, flexible and responsive to changes; (3) able to achieve incremental gains in market share; and (4) success is strongly influenced by management. As part of the selection process for its “discovery” strategy, the Adviser typically looks for companies in emerging industries with pioneering business models, or with innovative technologies that are disrupting the status quo. Under normal circumstances, the Fund will invest at least 80% of its assets in small and medium capitalization companies, which the Fund currently considers to be companies with market capitalizations below U.S. $8 billion. In selecting companies for investment, the Adviser also considers the investment risks associated with the liquidity of the company’s stock, taking into account the depth of the trading market for the company’s shares, and how reliable the company’s reporting, particularly its financial reporting appears to be. The Adviser believes that all markets are subject to some inefficiency often driven by investors with short-term viewpoints. The Fund’s strategy seeks opportunities to take advantage of persistent company and industry trends that other managers with a shorter-term focus may miss. The Adviser builds the Fund’s portfolio primarily from a bottom‑up growth philosophy and individual stock selection process, but also considers top‑down macroeconomic information in determining sector and country weightings in the portfolio.
Under normal circumstances, the Fund will hold securities of 70 to 120 companies. The Adviser considers the country and sector allocation of the Index, but the Fund is not benchmark constrained. The portfolio managers may consider selling a security if the portfolio managers believe that company fundamentals are deteriorating or if the portfolio managers identify a security that they believe offers a better investment opportunity regardless of market capitalization. The Fund may invest a significant portion of its assets in issuers located in one country or a small number of countries. These countries may change from time to time. While the Fund does not pursue active or frequent trading as a principal strategy, it has in the past and could in the future experience elevated levels of portfolio turnover when implementing its strategy in certain economic and market conditions.
The Fund expects to invest a portion of its assets in securities of developed markets companies that derive, or are expected to derive, a significant portion of their revenues from their operations in emerging or frontier markets. The Fund may also participate in initial public offerings (IPOs). For purposes of its 80% policy as to small and medium capitalization companies, if the fund continues to hold securities of companies whose market capitalization, subsequent to purchase, grows to exceed U.S. $8 billion, it may continue to treat them as small or medium capitalization companies.

Investments are predominantly in common stock, however, the Fund may also purchase depositary receipts (including ADRs, EDRs, and Global Depositary Receipts (“GDRs”)), convertible and non‑convertible preferred stock, and participatory notes. Participatory notes (commonly known as “P‑notes”) are instruments that provide exposure to, primarily, equity securities of issuers listed on a non‑U.S. exchange and are typically used when a direct investment in the underlying security is either unpermitted, restricted or uneconomical due to country-specific regulations or other restrictions.
The Fund also may purchase futures contracts and other derivative contracts, including index derivatives for equities and currencies. The Fund also may invest in physical currencies and spot and forward currency contracts. The Fund typically does not seek to hedge its exposure to non‑U.S. dollar currencies.
Corresponding changes will be made to the Fund Summary.
3. The Fund’s current non‑fundamental 80% investment policy, found in the subsection “Non‑Fundamental Investment Restrictions” under “Investment Restrictions” in the Statement of Additional Information, will be deleted and restated in its entirety as follows:
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities issued by companies located in emerging markets, including frontier markets.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE